Exhibit 10.1

FIRST AMENDMENT

TO AMENDED AND RESTATED CUSTOMER BUSINESS AGREEMENT

This First Amendment (the “First Amendment”) is made to that certain Amended and Restated Customer Business Agreement made as of December 27, 2006 (the “Agreement”), by and between MasterCard International Incorporated (together with its Affiliates, “MasterCard”) and Bank of America, N.A. (together with its Affiliates, “BAC”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. Except as expressly modified herein, all terms of the Agreement shall remain in full force and effect as stated in the Agreement and, in the event of a conflict between the terms of this First Amendment and the Agreement, the terms of this First Amendment shall govern.

1.	MasterCard and BAC hereby agree to amend Section 2.4.A of the Agreement by deleting the first two sentences immediately after the formula and replacing them with the following:

“…**** Support will be subject to reduction or increase in any Year if **** for such Year is less than or greater than ****, as the case may be.”

2.	MasterCard and BAC hereby agree to amend Section 3.2.B.1 of the Agreement by deleting such Section in its entirety and replacing it with the following:

“1. ‘**** Requirement’ for each Year of the **** Term means **** satisfying the **** requirements **** as set forth in the table below. In the case of each of **** for such **** will not be required until the **** of MasterCard Cards in such ****, as applicable.”

****	****(in USD)	****	****

****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****

****	****	****	****
****	****	****	****
****	****	****	****

* Specific USD **** Requirements will be set for ****, using ****, as utilized by MasterCard’s QMR process. These **** will be reduced to a writing and attached to the Agreement.

3.	MasterCard and BAC hereby agree to amend Section 4.11 of the Agreement by deleting Gary Flood’s name and replacing it with “Mr. Chris McWilton.”

4.	MasterCard and BAC hereby agree to amend Exhibit A of the Agreement by deleting the definition of “Territory” set forth in Section FFF in its entirety and replacing it with the following definition:

“ ‘Territory’ means the ****.”

5.	MasterCard and BAC hereby agree to amend Exhibit C of the Agreement by deleting the first sentence of Section 1 in its entirety and replacing it with the following:

“1. BAC shall make **** submit fifteen days (15) following the end of each calendar quarter but no later than thirty (30) days following the end of each calendar quarter a report for **** (including ****) in the form attached as Exhibit D hereto, which shall include a **** report for each ensuing quarter of the Year following such calendar quarter.”

6.	MasterCard and BAC hereby agree to amend Exhibit D of the Agreement by adding **** and **** under the heading “****” therein and by adding an asterisk next to **** with the following footnoted reference: “The parties acknowledge that **** is not ****, but that a Quarterly Performance and Forecasting Report will be completed for **** (including ****) nonetheless.”

7.	The provisions of this First Amendment are hereby incorporated by reference into, and constitute an integral part of, the Agreement. MasterCard and BAC acknowledge and agree that each shall be bound and obligated to perform all of its respective obligations under the Agreement as amended hereby, and that all references in the Agreement to “the Agreement” shall mean and include the Agreement, as amended by this First Amendment. Except as provided herein, the Agreement is ratified and reaffirmed upon the terms stated therein.

**********

[Signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the last date written below.

BANK OF AMERICA, N.A.

By:	/s/ Samantha Wallace
Name: Samantha Wallace
Title: Senior Vice President
Date: January 8, 2008

MASTERCARD INTERNATIONAL INCORPORATED

By:	/s/ Chris A. McWilton
Name: Chris A. McWilton
Title: President, Global Accounts
Date: January 3, 2008

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